Exhibit 99.1

FG New America Acquisition Corp. Announces Special Meeting Date to Approve Proposed Business Combination with Opportunity Financial

CHICAGO, June 22, 2021— FG New America Acquisition Corp. (NYSE: FGNA) (“FGNA”), a special purpose acquisition corporation, today announced that it has set a meeting date of July 16, 2021 for its special meeting (the "Special Meeting") to approve the previously announced proposed business combination (the "Business Combination") with Opportunity Financial, LLC (“OppFi”), a leading financial technology platform that powers banks to serve the everyday consumer. Holders of record of FGNA common stock as of the close of business on June 21, 2021 (the “Record Date”) will be entitled to receive notice and to vote at the Special Meeting.

“The entire OppFi team is energized to emerge from the process as a listed company," stated Jared Kaplan, chief executive officer, OppFi. “We continue to build out our digital financial services platform and deliver upon our mission of expanding credit access and financial inclusion for millions of overlooked individuals.”

FGNA Chairman Joe Moglia stated, “The team at FG New America and I are excited for OppFi to enter the public markets as they reach another milestone in the transaction process. We all are eager to complete the proposed business combination, allowing OppFi to execute on its growth strategy while transforming the American financial system.”

The closing of the Business Combination is subject to approval by FGNA's stockholders and the satisfaction of certain customary closing conditions. The Business Combination is expected to close promptly after the Special Meeting.

Due to the COVID-19 pandemic, the Special Meeting will be held virtually, and FGNA stockholders can attend the Special Meeting using the virtual meeting instructions set forth on their proxy cards. If any FGNA stockholder does not receive a copy of the definitive proxy statement for the Business Combination, that stockholder should contact their broker or contact Alliance Advisors, FGNA's proxy solicitor, for assistance, toll-free at (888) 991-1293 (banks and brokers can call collect at (855) 200-8127). FGNA stockholders who have questions or need assistance in voting their shares are instructed to call Alliance Advisors at (855) 200-8127.

FGNA stockholders can register for the Special Meeting by visiting the following link: https://www.cstproxy.com/fgnewamerica/2021/. Only FGNA stockholders with valid control numbers from their proxy cards may submit questions. FGNA stockholders will have the opportunity to submit questions both in advance of the Special Meeting and during the Special Meeting, in each case upon receipt of their proxy cards and the control numbers set forth therein. All questions should be submitted via the chat box on the virtual meeting page on the link listed above. Questions submitted in advance of the Special Meeting and during the Special Meeting will be addressed during the Special Meeting as time permits and at the sole and absolute discretion of FGNA. Questions will be addressed in the order received. FGNA stockholders who need assistance submitting questions should call Continental Stock Transfer & Trust Company, FGNA's virtual meeting provider, at (917) 262-2373.

About OppFi

OppFi is a leading financial technology platform that powers banks to offer accessible products and a top-rated experience to everyday consumers. Through its unwavering commitment to customer service, OppFi helps consumers who are turned away by traditional providers build a better financial path. To date, OppFi has facilitated the issuance of more than 1.5 million loans. The company has been an Inc. 5000 company for five straight years, a Deloitte's Technology Fast 500™, and the seventh fastest-growing company in Chicagoland in 2021 as measured by Crain's Chicago Business based on five-year growth rate. The company was also listed on the Forbes America 2021 list of America's Best Startup Employers and the Built In's 2021 Best Places to Work in Chicago. OppFi maintains an A+ rating from the Better Business Bureau (BBB) and maintains a 4.8/5 star rating with more than 14,000 online customer reviews, making it one of the top customer-rated financial platforms online. For more information, please visit oppfi.com.

About FGNA

FG New America Acquisition Corp., (NYSE: FGNA), is a NYSE-listed blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For more information, please visit www.fgnewamerica.com.

Forward-Looking Statements

This information includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. FGNA's and OppFi's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi's beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FGNA's and OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the "Agreement"); (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi's business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company's shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors; (12) whether OppFi will be successful in launching OppFi Card, including whether there will be consumer or market acceptance of OppFi Card; and (13) other risks and uncertainties indicated from time to time in FGNA's proxy statement relating to the proposed business combination, including those under "Risk Factors" therein, and in FGNA's other filings with the SEC. FGNA and OppFi caution that the foregoing list of factors is not exclusive. FGNA and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FGNA and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information and Where to Find It

In connection with the proposed business combination, FGNA filed a definitive proxy statement with the SEC. FGNA's stockholders and other interested persons are advised to read the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials contain important information about OppFi, FGNA and the proposed business combination. The definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of FGNA as of the Record Date. Stockholders will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., Attention: Hassan Baqar, Chief Financial Officer, 105 S. Maple Street, Itasca, Illinois 60143.

Participants in the Solicitation

FGNA and its directors and executive officers may be deemed participants in the solicitation of proxies from FGNA's stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in FGNA was filed in the definitive proxy statement for the proposed business combination and is available at www.sec.gov.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of FGNA in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination was included in the definitive proxy statement for the proposed business combination.

Non-Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts:
OppFi
Investor Relations: Investors@oppfi.com
Media Relations: media@oppfi.com

FGNA
Investor Relations: info@fgnewamerica.com
Media Relations: media@fgnewamerica.com